            FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICIES
             ISSUED BY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                         Supplement dated May 21, 1999
                         Prospectus dated May 1, 1999


The Prospectus for the Policy is changed to add five (5) new investment funds to which to allocate Net Premiums and Account Value. Prospectuses for the new funds are also included. The changes to the Prospectus for the Policy are as follows:

1. Page 1 is revised to list the new funds.

2. Page 5 is revised to list the investment management fees and other expenses of the new funds.

3. Section III, Investment Options, is revised to reference the new funds. See revised pages 15 through 18a.

4. In Appendix C, Table 1 is revised to include information about the new funds. See revised page 31.

5. Also in Appendix C, Table 2 is appended to include information about the new funds. See "Table 2 (continued)" on new page 32a.

Flexible Premium Variable Whole Life

Insurance Policies*

Issued by Massachusetts Mutual Life Insurance Company

This Prospectus describes a life insurance policy (the "Policy") offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). While the Policy is in force, it provides lifetime insurance protection on the Insured named in the Policy. It pays a Death Benefit at the death of the Insured.

In this Prospectus, "you" and "your" refer to the Owner of the Policy. "We," "us," and "our" refer to MassMutual. "MassMutual" refers to Massachusetts Mutual Life Insurance Company.

The Policy provides premium payment and Death Benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the Death Benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate Net Premiums and Account Value among the investment funds (Divisions of the Separate Account) offered under this Policy and a Guaranteed Principal Account (the "GPA"). Currently, the following funds are available under this Policy.


MML Trust                            Oppenheimer Trust                             Variable Insurance Products Fund II
---------                            -----------------                             -----------------------------------
MML Equity Fund                      Oppenheimer Aggressive Growth Fund/VA         VIP II Contrafund Portfolio+
MML Managed Bond Fund                Oppenheimer Global Securities Fund/VA         ----------------------------
MML Money Market Fund                Oppenheimer Capital Appreciation Fund/VA
MML Blend Fund                       Oppenheimer Strategic Bond Fund/VA            T. Rowe Price Equity Series, Inc.
MML Equity Index Fund+                                                             ---------------------------------
----------------------                                                             T. Rowe Price Mid-Cap Growth Portfolio+
MML Small Cap Value Equity                                                         ---------------------------------------
--------------------------
Fund+                                American Century Variable
-----                                -------------------------
                                     Portfolios, Inc.
                                     -------------------------
                                     American Century VP Income & Growth+
                                     ------------------------------------



You bear the investment risk of any Account Value allocated to the investment funds. The Death Benefit may vary, and the Cash Surrender Value will vary, depending on the investment performance of the funds.

This Policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks, including loss of the principal amount invested.

We service the Policy at our Principal Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001. Our telephone number is
(413) 788-8411. Our Home Office is located in Springfield, Massachusetts.

This Policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this Policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this Prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This Prospectus is not an offer to sell the Policy in any jurisdiction where it is illegal to offer the Policy or to anyone to whom it is illegal to offer the Policy.

                            EFFECTIVE MAY 21, 1999


*Title may vary in some jurisdictions.
+These Funds will become available on or about June 21, 1999.
-------------------------------------------------------------

                          INVESTMENT MANAGEMENT FEES
                              AND OTHER EXPENSES

    Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1998.


-------------------------------------------------------------------------------------
                                                                          Total Fund
                                       Management          Other           Operating
Fund Name                                 Loss           Expenses           Expenses
---------                             -----------       -----------       -----------
-------------------------------------------------------------------------------------
MML Equity Fund                           0.37%            0.00%             0.37%

MML Managed Bond Fund                     0.45%            0.03%             0.48%

MML Blend Fund                            0.37%            0.00%             0.37%

MML Money Market Fund                     0.46%            0.03%             0.49%

MML Equity Index Fund                     0.30%            0.20%             0.50%

MML Small Cap Value Equity Fund           0.39%            0.05%             0.44%

Oppenheimer Capital
Appreciation Fund/VAH                     0.72%            0.03%             0.75%

Oppenheimer Aggressive Growth
Fund/VAHH                                 0.69%            0.02%             0.71%

Oppenheimer Global Securities
Fund/VA                                   0.68%            0.06%             0.74%

Oppenheimer Strategic Bond
Fund/VA                                   0.74%            0.06%             0.80%

VIP II Contrafund Portfolio*              0.59%            0.07%             0.66%

T. Rowe Price Mid-Cap Growth
Portfolio                                 0.85%            0.00%             0.85%

American Century VP Income &
Growth                                     N/A              N/A              0.70%

--------------------------------------------------------------------------------------

     HThe Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

     HHThe Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

     *A portion of the brokerage commissions that Contrafund pays was used to reduce the Other Expenses for the Fund. In addition, Contrafund, or the investment manager on behalf of the Fund, entered into an arrangement with a Fund custodian whereby credits realized as a result of non-invested cash balances were used to reduce custodian expenses. Without such reductions, the Other Expenses would have been 0.11%, increasing the Total Fund Operating Expenses to 0.70%.

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the Net Premiums to the Guaranteed Principal Account ("GPA"). You also may transfer some or all of the Account Value in the Divisions of the Separate Account to the GPA. Neither our General Account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

We guarantee amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the Policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account


Our Board of Directors established the Separate Account on June 9, 1982, as a separate investment account of MassMutual. The Separate Account is maintained under the laws of the State of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the Policies. We have since divided this segment into 13 Divisions. Each Division invests in shares of a designated Fund of MML Trust, Oppenheimer Trust, Variable Insurance Products Fund II (managed by Fidelity Management & Research Company), T. Rowe Price Equity Series, Inc., or American Century Variable Portfolios, Inc. We may establish additional divisions within the Segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our General Account any assets that exceed anticipated obligations of the Separate Account.

Some of the Funds offered are generally identical to, or are "clones" of, mutual funds offered in the retail marketplace. These "clone" funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds' sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the Policy. It is not an indication of future performance of the Policy funds.

The Funds

The MML Trust, Oppenheimer Trust, Variable Insurance Products Fund II, T. Rowe Price Equity Series, Inc., and American Century Variable Portfolios, Inc., are open-end, management investment companies registered under the Investment Company Act of 1940 ("1940 Act"). They all provide an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, an affiliate, or other life insurers are invested in shares of these Funds. Because these separate accounts are invested in the same underlying Funds, it is possible conflicts could arise between Policy Owners and owners of the variable annuity contracts.

The Boards of Trustees or Boards of Directors of the Funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the Boards will notify the Insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each Fund for the Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in that Fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the Funds at their net asset values as needed to make payments under the Policies.

MML Trust. The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. Six of the diversified investment portfolios of the Trust are available under this Policy.

Oppenheimer Trust. The Oppenheimer Trust is managed by OppenheimerFunds, Inc. The Trust consists of 10 separate funds, four of which are offered under this Policy.


Variable Insurance Products Fund II. Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research Company ("FMR"), was organized as a Massachusetts business trust on March 21, 1988. One of its investment portfolios, the VIP II Contrafund Portfolio, is available under this Policy.


T. Rowe Price Equity Series, Inc. The T. Rowe Price Equity Series, Inc. was incorporated in Maryland in 1994. Currently, it consists of four series, each representing a separate class of shares having different objectives and investment policies. One of the series, the Mid-Cap Growth Portfolio, is available under this Policy.


American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds, VP Income & Growth, is offered under this Policy.

Fund Profiles

Following is a chart illustrating the risk profiles of the investment options available under this Policy, and a summary of the investment objectives of each Fund. Please note there can be no assurance any Fund will achieve its objectives. More detailed information concerning these investment objectives and the Funds is contained in the accompanying prospectuses, including information on the risks associated with the investments, the investment techniques of each of the Funds, and the deduction of expenses applicable to each of the Funds.


                                                     INVESTMENT PREFERENCE CHART*
---------------------------------------------------------------------------------------------------------------------------
                                                                            Oppenheimer Global Securities Fund/VA
                                                                          VIP II Contrafund Portfolio
                                                                        Oppenheimer Aggressive Growth Fund/VA++
                                                                     MML Small Cap Value Equity Fund
                                                                 T. Rowe Price Mid-Cap Growth Portfolio
                                                               Oppenheimer Capital Appreciation Fund/VA+
                                                             MML Equity Index Fund
                                                          American Century VP Income & Growth
                                                       MML Equity Fund
                                                    MML Blend Fund
                                               Oppenheimer Strategic Bond Fund/VA
                                         MML Managed Bond Fund
                                  MML Money Market Fund
                            Guaranteed Principal Account
---------------------------------------------------------------------------------------------------------------------------

                           Conservative     Less Conservative       Moderate       Aggressive       More Aggressive
---------------------------------------------------------------------------------------------------------------------------


Conservative: Investment goal is preservation of principal, while incurring little risk.

Less Conservative: Investment goal is primarily preservation of principal, with some desire for growth.

Moderate: Investment goal is growth, while seeking some preservation of principal.

Aggressive: Investment goal is growth, with more tolerance for risk.

More Aggressive: Investment goal is significant growth over the long-term, with greater tolerance for risk.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*This chart is provided by Massachusetts Mutual Life Insurance Company. It does not necessarily reflect the opinion of the underlying fund managers.


MML Money Market Fund

MML Money Market Fund seeks to maximize current income, to preserve capital, and to maintain liquidity by investing in money market instruments.

MML Managed Bond Fund

MML Managed Bond Fund seeks a high rate of return, consistent with capital preservation, by investing primarily in investment grade, publicly traded, fixed income securities.

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA is a mutual fund that seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. Government securities, and lower-rated, high-yield securities of U.S. companies.

MML Blend Fund

MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

Sub-adviser to the equity sector of the Fund is David L. Babson & Company, Inc.

MML Equity Fund

MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

Sub-adviser to the Fund is David L. Babson & Company, Inc.

American Century VP Income & Growth

American Century VP Income & Growth seeks long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential.


MML Equity Index Fund

MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or The McGraw Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the Fund.)

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in securities of well-known established companies. It invests mainly in equity securities.


T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.


MML Small Cap Value Equity Fund

The MML Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Aggressive Growth Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998, the Fund was named Oppenheimer Capital Appreciation Fund.


VIP II Contrafund Portfolio

This Fund seeks long-term capital appreciation. It invests primarily in common stocks. It also invests in the securities of companies whose value FMR believes is not fully recognized by the public, in domestic and foreign issuers, and in either "growth" stocks or "value" stocks or both.

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA is a mutual fund that seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations, which are considered to have appreciation possibilities. It invests in equity securities of U.S. and foreign issuers.

The Investment Advisers

MassMutual serves as investment manager of each of the MML Funds under investment management agreements. David L. Babson & Company, Inc. ("Babson"), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

OppenheimerFunds, Inc. ("OFI") is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $95 billion as of December 31, 1998, and with more than 4 million shareholder accounts. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. OFI serves as Investment Adviser to the Oppenheimer Funds.

Citibank N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for the MML Trust. Bank of New York, with its home office at One Wall Street, New York, NY 10015, acts as custodian for the Oppenheimer Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly owned subsidiaries of MassMutual, and various employee benefit plans.


Fidelity Management & Research Company ("FMR") is the investment adviser to the VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments(R), which was established in 1946. Fidelity Investments(R) has its principal business address at 82 Devonshire Street, Boston, Massachusetts. FMR handles the VIP II Contrafund business affairs and, with the assistance of affiliates, chooses the Fund's investments. Fidelity Management & Research (U.K.) Inc., in London, England, and Fidelity Management & Research (Far East), Inc., serve as sub-advisers for the VIP II Contrafund Portfolio.

T. Rowe Price Associates, Inc., ("T. Rowe Price"), is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price was founded in 1937. The T. Rowe Price Equity Series, Inc., (the "Corporation"), was incorporated in Maryland in 1994, and is a diversified, open-end investment company. The Corporation is governed by a Board of Directors that meets regularly to review the Fund's investments, performance, expenses, and other business affairs. The policy of the Corporation is that a majority of Board members will be independent of T. Rowe Price.

American Century Investment Management, Inc., is the investment adviser to the American Century VP Income & Growth Fund. Under the laws of the state of Maryland, the Board of Directors is responsible for managing the business and affairs of the Fund. Acting under an investment management agreement entered into with the Fund, American Century Investment Management, Inc., serves as the manager of the Fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri. The manager has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.

                                    TABLE 1

                       EFFECTIVE ANNUAL RATES OF RETURN
                            AS OF DECEMBER 31, 1998

--------------------------------------------------------------------------------------------------------------
                                             Since
Fund                                       Inception     15 Years      10 Years       5 Years       1 Year
---------------------------------------- ------------- ------------- ------------- ------------- -------------
MML Equity                                  14.84%        15.76%        16.39%        19.66%        16.20%
MML Managed Bond                            10.24%        10.16%         9.19%         7.07%         8.14%
MML Blend                                   13.67%         ---          13.70%        14.60%        13.56%
MML Money Market                             6.66%         6.16%         5.41%         4.95%         5.16%
MML Equity Index                            31.03%         ---           ---           ---          28.22%
MML Small Cap Value Equity                 (23.88%)        ---           ---           ---         (23.88%)*
Oppenheimer Capital Appreciation+           16.03%         ---          16.85%        22.10%        24.00%
Oppenheimer Aggressive
    Growth++                                15.07%         ---          16.12%        13.06%        12.36%
Oppenheimer Global Securities               12.49%         ---           ---           9.67%        14.11%
Oppenheimer Strategic Bond                   6.79%         ---           ---           6.83%         2.90%
VIP II Contrafund Portfolio                 28.62%         ---           ---           ---          29.98%
T. Rowe Price Mid-Cap Growth Portfolio      20.43%         ---           ---           ---          22.08%
American Century VP Income & Growth         30.68%         ---           ---           ---          26.87%
--------------------------------------------------------------------------------------------------------------


   The figures in this Table do not reflect any charges at the Separate Account or Policy level.

   + The Oppenheimer Growth Division invests in the Oppenheimer Capital
     Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

   ++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer
     Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

    *Since inception.



   Dates of inception:
   MML Equity Fund - 9/15/71                         Oppenheimer Capital Appreciation Fund/VA - 4/3/85
   MML Managed Bond Fund - 12/16/81                  Oppenheimer Aggressive Growth Fund/VA - 8/15/86
   MML Money Market Fund - 12/16/81                  Oppenheimer Global Securities Fund/VA - 11/12/90
   MML Blend Fund - 2/3/84                           Oppenheimer Strategic Bond Fund/VA - 5/3/93
   MML Equity Index Fund - 5/1/97                    VIP II Contrafund Portfolio - 1/3/95
   MML Small Cap Value Equity Fund - 6/1/98          T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
                                                     American Century VP Income & Growth - 10/30/97

                            ONE YEAR TOTAL RETURNS

-----------------------------------------------------------------------------------------
                                                          T. Rowe Price      American
                            MML Small         VIP II         Mid Cap         Century
Year        MML Equity      Cap Value       Contrafund       Growth        VP Income &
Ended         Index          Equity         Portfolio       Portfolio         Growth
-----------------------------------------------------------------------------------------
1998         28.22%          (23.88%)*       29.98%          22.08%          26.87%
1997         21.93%*           ---           24.14%          18.80%*          7.8%*
1996          ---              ---           21.22%           ---              ---
1995          ---              ---           39.72%*          ---              ---
1994          ---              ---            ---             ---              ---
1993          ---              ---            ---             ---              ---
1992          ---              ---            ---             ---              ---
1991          ---              ---            ---             ---              ---
1990          ---              ---            ---             ---              ---
1989          ---              ---            ---             ---              ---
1988          ---              ---            ---             ---              ---
1987          ---              ---            ---             ---              ---
1986          ---              ---            ---             ---              ---
1985          ---              ---            ---             ---              ---
1984          ---              ---            ---             ---              ---
1983          ---              ---            ---             ---              ---
1982          ---              ---            ---             ---              ---
1981          ---              ---            ---             ---              ---
1980          ---              ---            ---             ---              ---
1979          ---              ---            ---             ---              ---
1978          ---              ---            ---             ---              ---
1977          ---              ---            ---             ---              ---
1976          ---              ---            ---             ---              ---
1975          ---              ---            ---             ---              ---
1974          ---              ---            ---             ---              ---
-----------------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or Policy level.



*Since inception..

Dates of inception:
MML Equity Fund - 9/15/71                            Oppenheimer Capital Appreciation Fund/VA - 4/3/85
MML Managed Bond Fund - 12/16/81                     Oppenheimer Aggressive Growth Fund/VA - 8/15/86
MML Money Market Fund - 12/16/81                     Oppenheimer Global Securities Fund/VA - 11/12/90
MML Blend Fund - 2/3/84                              Oppenheimer Strategic Bond Fund/VA - 5/3/93
MML Equity Index Fund - 5/1/97                       VIP II Contrafund Portfolio - 1/3/95
MML Small Cap Value Equity Fund - 6/1/98             T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
                                                     American Century VP Income & Growth - 10/30/97


                                       10